EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to 18 U.S.C. § 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Chief Executive Officer of Thomas & Betts Corporation (the “Company”), hereby certify that the Annual Report on Form 10-K of the Company for the fiscal year ended December 29, 2002 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Dated this 13th day of March 2003.

/s/ T. KEVIN DUNNIGAN

T. Kevin Dunnigan
Chairman and
Chief Executive Officer